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                                                                   EXHIBIT 32(1)
                                                                   -------------



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


         I, Andrew B. Schmitt, President and Chief Executive Officer of Layne Christensen Company (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (a) the Company's Annual Report on Form 10-K/A for the annual period ended January 31, 2004, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (b) the information contained in the Company's Annual Report on Form 10-K/A for the annual period ended January 31, 2004, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.



     Dated: April 16, 2004             /s/ A. B. Schmitt
                                       -----------------------------------------
                                       Andrew B. Schmitt
                                       President and Chief Executive Officer